Exhibit 99.1

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Revisions Noted in Bold
Dynamically positioned «

				Yr. (1)	Water	Drilling			Estimated	Estimated	Dayrate on	Dayrate on
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Current Contract (3)	Previous Contract (3)	Estimated Out of Service Days (4)
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Rigs Under Construction (6)
DSME 12000 Drillship TBN1		ship	«	TBA	12,000	40,000	See Footnote 25	See Footnote 25	See Footnote 25	See Footnote 25	See Footnote 25	N/A	—	—	—	—
DSME 12000 Drillship TBN2		ship	«	TBA	12,000	40,000	See Footnote 25	See Footnote 25	See Footnote 25	See Footnote 25	See Footnote 25	N/A	—	—	—	—
Transocean Siam Driller				TBA	350	35,000	Thailand	Chevron	See Footnote 11	See Footnote 11	See Footnote 11	N/A	—	—	—	—
Transocean Andaman				TBA	350	35,000	Thailand	Chevron	See Footnote 12	See Footnote 12	See Footnote 12	N/A	—	—	—	—
Transocean Ao Thai				TBA	350	35,000	Thailand	Chevron	See Footnote 24	See Footnote 24	See Footnote 24	N/A	—	—	—	—
Transocean Honor				TBA	400	30,000	Angola	Chevron	See Footnote 13	See Footnote 13	See Footnote 13	N/A	—	—	—	—
High Specification Floater: Ultra-Deepwater (27)
Discoverer Americas	(6)	ship	«	2009	12,000	40,000	USGOM	Statoil	Mar-11	Apr-14	505,000	486,000	—	10	—	—
Deepwater Champion	(6), (17)						See Footnote 17	ExxonMobil	Mar-12	Jun-12	See Footnote 17	655,000	—	—	—	—
							USGOM	ExxonMobil	Jun-12	Nov-15	640,000	See Footnote 17
Discoverer Clear Leader	(6), (14)	ship	«	2009	12,000	40,000	USGOM	Chevron	Sep-10	Aug-14	504,000	503,000	—	—	—	—
Discoverer Inspiration	(6)	ship	«	2010	12,000	40,000	USGOM	Chevron	Sep-10	Mar-15	506,000	494,000	—	10	—	—
Dhirubhai Deepwater KG1	(15)	ship	«	2009	12,000	35,000	India	Reliance	Aug-09	Jul-14	510,000	N/A	—	—	—	—
Dhirubhai Deepwater KG2	(15)	ship	«	2010	12,000	35,000	India	Reliance	Mar-12	Mar-15	510,000	573,000	—	—	—	—
Discoverer India	(16)	ship	«	2010	12,000	40,000	USGOM	Reliance	Aug-11	Sep-13	499,000	508,000	—	—	—	—
							India	Reliance	Sep-13	Mar-21	508,000	499,000
Petrobras 10000	(6), (7), (8)	ship	«	2009	12,000	37,500	Brazil	Petrobras	Feb-11	Aug-19	433,000	N/A	—	—	—	—
Discoverer Deep Seas	(6)	ship	«	2001	10,000	35,000	USGOM	Chevron	Feb-11	Feb-13	450,000	517,000	—	—	—	—
Discoverer Enterprise	(6)	ship	«	1999	10,000	35,000	USGOM	BP	Jan-11	Jan-13	435,000	523,000	—	—	—	—
							USGOM	BP	Jan-13	Jan-14	492,000	435,000
Discoverer Spirit	(6), (20)	ship	«	2000	10,000	35,000	Sierra Leone	Anadarko	Oct-11	Apr-12	545,000	547,000	—	—	28	—
	(6), (20)						Liberia	Chevron	Apr-12	Aug-12	564,000	545,000
							USGOM	Anadarko	Aug-12	Apr-14	540,000	564,000
GSF C.R. Luigs	(6)	ship	«	2000	10,000	35,000	USGOM	BHP Billiton	Dec-11	Feb-14	528,000	411,000	—	—	—	—
GSF Jack Ryan	(6)	ship	«	2000	10,000	35,000	Nigeria	Total	Jun-09	Jul-13	425,000	297,000	—	50	—	—
Deepwater Discovery	(6), (7)	ship	«	2000	10,000	30,000	Brazil	BP	Aug-11	Aug-13	463,000	425,000	—	—	—	—
Deepwater Frontier	(6)	ship	«	1999	10,000	30,000	Australia	ExxonMobil	Mar-12	May-14	475,000	477,000	88	—	—	—
Deepwater Millennium	(6)	ship	«	1999	10,000	30,000	Mozambique	Anadarko	Jan-12	Aug-13	545,000	576,000	16	—	—	—
Deepwater Pathfinder	(6)	ship	«	1998	10,000	30,000	USGOM	Eni	Aug-10	Apr-15	671,000	550,000	—	—	—	—
Deepwater Expedition		ship	«	1999	8,500	30,000	TBA	TBA	Nov-12	Nov-14	650,000	640,000	84	45	44	61
Cajun Express	(6), (7)	semi	«	2001	8,500	35,000	Brazil	Petrobras	May-10	Jun-13	532,000	493,000	—	—	16	—
Deepwater Nautilus	(6)	semi		2000	8,000	30,000	USGOM	Shell	Dec-08	Aug-12	550,000	493,000	—	—	7	—
GSF Explorer		ship	«	1972/1998	7,800	30,000	Indonesia	Marathon-led Consortium	May-10	Aug-12	510,000	426,000	—	8	—	—
Discoverer Luanda	(6), (15)	ship	«	2010	7,500	40,000	Angola	BP	Jan-11	Jan-18	462,000	N/A	—	—	—	—
GSF Development Driller I	(6)	semi	«	2005	7,500	37,500	USGOM	BHP Billiton	Jun-08	Oct-12	521,000	220,000	—	—	—	—
GSF Development Driller II	(6)	semi	«	2005	7,500	37,500	USGOM	BP	Nov-08	Nov-13	580,000	208,000	—	—	—	—
Development Driller III	(6)	semi	«	2009	7,500	37,500	USGOM	BP	Nov-09	Nov-16	403,000	N/A	—	—	—	—
Sedco Energy		semi	«	2001	7,500	35,000	Ghana	Tullow	Oct-11	Nov-13	440,000	N/A	—	—	—	—
Sedco Express	(6)	semi	«	2001	7,500	35,000	Israel	Noble Energy	Mar-12	May-12	490,000	470,000	—	—	—	—
							Israel	Noble Energy	May-12	Dec-12	500,000	490,000
											Total Estimated Days Out of Service		188	123	95	61
											Estimated Average Contract Dayrate(5)		$501,000	$502,000	$504,000	$505,000

				Yr. (1)	Water	Drilling			Estimated	Estimated	Dayrate on	Dayrate on
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Current Contract (3)	Previous Contract (3)	Estimated Out of Service Days (4)
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Q1 2012	Q2 2012	Q3 2012	Q4 2012
High Specification Floater: Deepwater (16)
Deepwater Navigator	(7), (8), (21)	ship	«	1971/2000	7,200	25,000	Brazil	Petrobras	May-11	Feb-16	373,000	190,000	—	—	—	—
Discoverer 534		ship	«	1975/1991	7,000	25,000	Malaysia			Stacked			—	—	—	—
Discoverer Seven Seas		ship	«	1976/1997	7,000	25,000	Indonesia	ENI	Mar-12	Sep-12	445,000	295,000	39	11	—	—
Transocean Marianas	(6)	semi		1979/1998	7,000	30,000	Ghana/Nigeria	ENI	Feb-11	Dec-12	450,000	450,000	—	—	—	—
Sedco 706	(6), (7)	semi	«	1976/1994/ 2008	6,500	25,000	Brazil	Chevron	Apr-09	Apr-14	311,000	N/A	—	—	—	—
Sedco 702	(6), (7)	semi	«	1973/2007	6,500	25,000	Nigeria	Shell	Mar-08	Apr-12	357,000	N/A	—	29	—	—
Sedco 707	(7), (8), (21), (29)	semi	«	1976/1997	6,500	25,000	Brazil	Petrobras	Nov-09	Nov-14	392,000	188,000	—	30	92	92
GSF Celtic Sea		semi		1982/1998	5,750	25,000	Angola	ExxonMobil	Sep-11	Sep-12	320,000	486,000	—	—	—	—
							Angola	ExxonMobil	Sep-12	Sep-13	324,000	320,000
							Angola	ExxonMobil	Sep-13	Sep-14	328,000	324,000
Jack Bates		semi		1986/1997	5,400	30,000	Australia	Hess	Mar-12	Jul-12	380,000	420,000	89	5	—	—
							Australia	Santos	Jul-12	Apr-13	380,000	380,000
Sedco 709		semi	«	1977/1999	5,000	25,000	Malaysia			Stacked			—	—	—	—
M.G. Hulme, Jr.	(7)	semi		1983/1996	5,000	25,000	India	ONGC	Sep-11	Sep-12	229,000	N/A	—	—	—	30
Transocean Richardson		semi		1988	5,000	25,000	Malaysia			Stacked			—	—	—	—
Jim Cunningham		semi		1982/1995	4,600	25,000	Malaysia			Stacked			—	—	—	—
Sedco 710	(7), (8), (21)	semi	«	1983/2001	4,500	25,000	Brazil	Petrobras	Oct-10	Sep-16	284,000	128,000	77	13	—	—
Transocean Rather		semi		1988	4,500	25,000	Angola	ExxonMobil	Jan-12	Jul-12	437,000	256,000	—	—	19	20
							Angola	ExxonMobil	Jul-12	Aug-12	256,000	437,000
Sovereign Explorer		semi		1984	4,500	25,000	USGOM			Stacked			—	—	—	—
											Total Estimated Days Out of Service		205	88	111	142
											Estimated Average Contract Dayrate(5)		$349,000	$361,000	$347,000	$351,000

High Specification Floater: Harsh Environment (7)
Transocean Barents	(6), (7)	semi	«	2009	10,000	30,000	NNS	DNO	Oct-11	Jul-12	561,000	N/A	—	—	—	—
	(6), (7), (27)						NNS	DNO	Jul-12	Jul-14	570,000	561,000
Transocean Spitsbergen	(6), (7), (26)	semi	«	2010	10,000	30,000	NNS	Statoil	Oct-11	Jul-13	501,000	N/A	—	—	—	—
Henry Goodrich	(6)	semi		1985/2007	5,000	30,000	Canada	Husky	Oct-10	Jan-14	341,000	381,000	81	26	—	—
Transocean Leader	(6), (7), (29)	semi		1987/1997	4,500	25,000	NNS	Statoil	Mar-12	Mar-15	409,000	469,000	—	—	30	92
Paul B. Loyd, Jr.	(6), (7)	semi		1990	2,000	25,000	UKNS	BP	Mar-12	Mar-13	345,000	517,000	—	—	—	—
Transocean Arctic	(6), (7)	semi		1986	1,650	25,000	NNS	Statoil	Jan-07	Jul-12	299,000	195,000	—	—	—	—
							NNS	Rig Management Norway	Jul-12	Jun-13	423,000	299,000
							NNS	Rig Management Norway	Jun-13	Feb-14	415,000	423,000
Polar Pioneer	(6), (7)	semi		1985	1,500	25,000	NNS	Statoil	Feb-10	Jan-14	524,000	309,000	—	—	—	—
											Total Estimated Days Out of Service		81	26	30	92
											Estimated Average Contract Dayrate(5)		$466,000	$426,000	$443,000	$451,000

				Yr. (1)	Water	Drilling			Estimated	Estimated	Dayrate on	Dayrate on
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Current Contract (3)	Previous Contract (3)	Estimated Out of Service Days (4)
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Midwater Floaters (25)
Sedco 700		semi		1973/1997	3,600	25,000	Malaysia			Stacked			—	—	—	—
Transocean Legend		semi		1983	3,500	25,000	Australia	Conoco Phillips	Mar-12	Mar-13	293,000	300,000	84	—	—	—
Transocean Amirante		semi		1978/1997	3,500	25,000	Egypt	Burullus Gas Company	Aug-11	Jun-12	247,000	364,000	—	—	—	—
GSF Arctic I	(6), (7)	semi		1983/1996	3,400	25,000	Brazil	Vanco	Jun-12	Jan-13	270,000	250,000	1	73	—	—
C. Kirk Rhein, Jr.		semi		1976/1997	3,300	25,000	Malaysia			Stacked			—	—	—	—
Transocean Driller	(7), (8)	semi		1991	3,000	25,000	Brazil	Petrobras	Jul-10	Jul-16	264,000	116,000	—	—	—	—
GSF Rig 135		semi		1983	2,800	25,000	Nigeria	NPDC	Mar-12	Apr-12	260,000	254,000	—	—	—	—
GSF Rig 140	(6), (29)	semi		1983	2,800	25,000	India	ONGC	Mar-12	Mar-14	260,000	N/A	91	10	—	—
Falcon 100	(7), (8)	semi		1974/1999	2,400	25,000	Brazil	Petrobras	Mar-08	Mar-13	250,000	180,000	17	—	—	—
GSF Aleutian Key		semi		1976/1999/ 2001	2,300	25,000	Gabon			Stacked			—	—	—	—
Sedco 703		semi		1973/1995	2,000	25,000	Malaysia			Stacked			—	—	—	—
Sedco 711	(7)	semi		1982	1,800	25,000	UKNS	ADTI	Feb-12	May-12	See Footnote 9	See Footnote 9	—	—	25	5
	(28)						UKNS	Talisman	May-12	Jun-13	275,000	See Footnote 9
Transocean John Shaw	(7)	semi		1982	1,800	25,000	UKNS	Taqa	Mar-12	Oct-12	275,000	246,000	60	—	—	—
GSF Arctic III	(7)	semi		1984	1,800	25,000	UKNS	Nexen	Mar-12	Sep-12	280,000	248,000	—	—	—	—
	(7)						UKNS	Nexen	Sep-12	Dec-12	316,000	280,000
Sedco 712		semi		1983	1,600	25,000	UKNS			Stacked			—	—	—	—
Sedco 714	(7)	semi		1983/1997	1,600	25,000	UKNS	Total	Jun-11	Dec-12	254,000	256,000	—	—	—	—
GSF Grand Banks	(6), (8)	semi		1984	1,500	25,000	Canada	Husky	Jan-11	Jan-13	297,000	356,000	45	—	—	—
Actinia	(29)	semi		1982	1,500	25,000	India	ONGC	Jun-12	Jun-15	190,000	222,000	7	91	3	—
Sedco 601		semi		1983	1,500	25,000	Malaysia			Stacked			—	—	—	—
Sedneth 701		semi		1972/1993	1,500	25,000	Congo	Total	Jan-12	May-12	275,000	210,000	—	—	—	—
Transocean Winner	(6), (7)	semi		1983	1,500	25,000	NNS	Lundin	Apr-10	Oct-12	487,000	390,000	—	—	—	—
	(6), (7)						NNS	Marathon	Oct-12	Oct-13	456,000	487,000
Transocean Searcher	(6), (7)	semi		1983/1988	1,500	25,000	NNS	Statoil	May-09	Jun-12	434,000	395,000	—	—	—	—
	(6), (7)						NNS	BG	Jun-12	Jun-14	394,000	434,000
Transocean Prospect	(7), (29)	semi		1983/1992	1,500	25,000	UKNS	Nexen	Jun-11	Feb-13	246,000	N/A	—	88	2	—
	(7)						UKNS	Nexen	Feb-13	Aug-13	252,000	246,000
J.W. McLean		semi		1974/1996	1,250	25,000	UKNS			Stacked			—	—	—	—
Sedco 704	(7)	semi		1974/1993	1,000	25,000	UKNS	Sterling	Mar-12	Apr-12	270,000	256,000	—	—	—	—
							UKNS	Tailsman	Apr-12	Jul-12	280,000	270,000

											Total Estimated Days Out of Service		305	262	30	5
											Estimated Average Contract Dayrate(5)		$284,000	$299,000	$289,000	$291,000

High Specification Jackups (9)
GSF Constellation I	(6)			2003	400	30,000	Gabon	Total	Dec-10	May-12	100,000	110,000	—	—	56	25
							Gabon	Mitsubishi	May-12	Jul-12	140,000	100,000
GSF Constellation II				2004	400	30,000	Egypt	Pharonic	Feb-10	May-12	109,000	194,000	—	15	61	—
GSF Galaxy I				1991/2001	400	30,000	UKNS	Nexen	Jul-12	Jun-13	133,000	N/A	42	91	—	—
GSF Galaxy II	(7)			1998	400	30,000	UKNS	GDF Suez	Jul-11	Jul-12	168,000	N/A	—	—	—	—
	(7)						UKNS	GDF Suez	Jul-12	Mar-13	191,000	168,000
GSF Galaxy III	(6), (7)			1999	400	30,000	UKNS	Nexen	Jan-12	Jan-13	148,000	109,000	—	—	—	—
GSF Baltic	(6), (7)			1983	375	25,000	Nigeria	ExxonMobil	Jun-10	Jun-12	100,000	248,000	—	35	—	—
GSF Magellan				1992	350	30,000	Nigeria	ExxonMobil	Dec-11	Nov-12	143,000	N/A	51	—	—	—
GSF Monarch	(6)			1986	350	30,000	Denmark	Maersk Oil	Jul-11	Jun-12	94,000	N/A	—	—	30	—
GSF Monitor				1989	350	30,000	Ivory Coast	Rialto Energy	Feb-12	May-12	118,000	123,000	9	—	—	—

											Total Estimated Days Out of Service		102	141	147	25
											Estimated Average Contract Dayrate(5)		$120,000	$129,000	$149,000	$154,000

				Yr. (1)	Water	Drilling			Estimated	Estimated	Dayrate on	Dayrate on
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Current Contract (3)	Previous Contract (3)	Estimated Out of Service Days (4)
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Standard Jackups (44) - See Footnote 22

Trident IX				1982	400	21,000	Malaysia	Petrofac	Jul-11	Jul-13	114,000	N/A	—	—	—	—
GSF Adriatic IX				1981	350	25,000	Nigeria	Afren	Jul-11	Aug-12	100,000	92,000	40	4	—	—
							Nigeria	Afren	Aug-12	Aug-13	137,000	100,000
GSF Adriatic X				1982	350	30,000	Nigeria	Addax Petroleum	Jun-11	Jul-12	110,000	N/A	—	—	—	—
							Nigeria	Addax Petroleum	Jul-12	Jan-13	130,000	110,000
GSF Key Manhattan				1980	350	25,000	Italy	Eni	Apr-10	Apr-13	137,000	N/A	—	—	—	—
GSF Key Singapore				1982	350	25,000	Egypt			Stacked			—	—	—	—
GSF Adriatic VI				1981	328	25,000	Gabon			Stacked			—	—	—	—
GSF Adriatic VIII				1983	328	25,000	Gabon			Stacked			—	—	—	—
C.E. Thornton				1974	300	25,000	India	ONGC	May-12	May-15	83,000	N/A	75	14	—	—
D.R. Stewart				1980	300	25,000	Croatia			Stacked			—	—	—	—
F.G. McClintock				1975	300	25,000	India	ONGC	May-12	May-15	83,000	N/A	75	14	—	—
GSF Adriatic I				1981	300	25,000	Gabon			Stacked			—	—	—	—
GSF Adriatic V				1979	300	25,000	Gabon			Stacked			—	—	—	—
GSF Compact Driller	(18)			1992	300	25,000	Thailand	Chevron	Feb-12	Jan-13	103,000	100,000	—	—	7	—
GSF Galveston Key				1978	300	25,000	Vietnam	Cuu Long JOC	Nov-11	May-12	116,000	103,000	—	28	—	—
							Malaysia	Petrofac	May-12	Dec-13	119,000	116,000
GSF Key Gibraltar	(18)			1976/1996	300	25,000	Thailand	Chevron	Jul-11	Apr-12	105,000	N/A	—	—	—	—
								Chevron	Apr-12	Jul-12	100,000	105,000
								Chevron	Jul-12	Jun-14	95,000	100,000
GSF Key Hawaii				1982	300	25,000	Vietnam	Petrovietnam	Sep-11	Jul-12	116,000	N/A	—	10	—	—
								Petrovietnam	Jul-12	Jan-13	131,000	116,000
GSF Main Pass I				1982	300	25,000	Saudi Arabia	Saudi Aramco	Jun-11	Sep-14	73,000	164,000	—	69	16	—
GSF Main Pass IV				1982	300	25,000	Saudi Arabia	Saudi Aramco	Jul-11	Oct-14	73,000	164,000	55	30	—	—
GSF Parameswara				1983	300	20,000	Indonesia	Total	Nov-09	Dec-12	122,000	168,000	—	—	—	—
GSF Rig 134				1982	300	20,000	Malaysia			Stacked			—	—	—	—
Harvey H. Ward				1981	300	25,000	Indonesia	Pertamina	Nov-11	May-13	97,000	N/A	—	—	—	—
Interocean III				1978/1993	300	25,000	Egypt			Stacked			—	—	—	—
J.T. Angel				1982	300	25,000	India	ONGC	May-10	May-13	65,000	N/A	—	—	—	—
Randolph Yost				1979	300	25,000	India			Stacked			—	—	—	—
Ron Tappmeyer				1978	300	25,000	India	ONGC	Jun-10	Jun-13	65,000	64,000	—	20	—	—
Trident 15	(19)			1982	300	25,000	Thailand	Chevron	Feb-12	Sep-13	100,000	100,000	—	14	—	—
Trident 16	(29)			1982	300	25,000	Thailand	Chevron	Apr-12	Apr-13	125,000	118,000	43	30	—	—
Trident II				1977/1985	300	25,000	India	ONGC	Mar-10	Apr-15	78,000	140,000	—	35	—	—
Trident IV-A				1980/1999	300	25,000	Gabon			Stacked			—	—	—	—
Trident VIII	(23)			1981	300	21,000	Gabon	Perenco	Oct-11	Apr-13	96,000	85,000	66	—	—	—
Trident XII				1982/1992	300	25,000	India	ONGC	May-10	May-13	65,000	140,000	—	20	15	—
Trident XIV				1982/1994	300	25,000							69	37	—	—
GSF High Island II				1979	270	20,000	Saudi Arabia	Saudi Aramco	Jul-11	Oct-14	73,000	164,000	75	10	—	—
GSF High Island IV				1980/2001	270	20,000	Saudi Arabia	Saudi Aramco	May-07	Sep-14	73,000	107,000	—	—	—	—
GSF High Island V				1981	270	20,000	Gabon			Stacked			—	—	—	—
GSF High Island IX				1983	250	20,000	Saudi Arabia	Saudi Aramco	Aug-12	Aug-15	117,000	N/A	91	91	61	—
GSF High Island VII				1982	250	20,000	Cameroon	Addax Petroleum	Apr-12	Oct-12	125,000	110,000	—	23	—	—
							Nigeria	Shebah	Oct-12	Oct-13	137,000	125,000	—	—	—	—
GSF Rig 103				1974	250	20,000	Egypt			Stacked			—	—	—	—
GSF Rig 105				1975	250	20,000	Egypt	Petrobel	Mar-12	Mar-13	65,000	112,000	—	—	12	—
GSF Rig 124				1980	250	20,000	Egypt	Petrobel	Dec-11	Dec-12	63,000	N/A	—	—	—	—
GSF Rig 127				1981	250	20,000	Bahrain			Stacked			—	—	—	—
GSF Rig 141				1982	250	20,000	Egypt	GUPCO	Jul-11	Jul-13	55,000	N/A	—	—	—	25
Transocean Comet				1980	250	20,000	Egypt	GUPCO	Sep-09	Sep-12	50,000	112,000	—	30	—	—
Trident VI				1981	220	21,000	Malaysia			Stacked			—	—	—	—

											Total Estimated Days Out of Service		589	479	111	25
											Estimated Average Contract Dayrate(5)		$90,000	$91,000	$92,000	$95,000

				Yr. (1)	Water	Drilling			Estimated	Estimated	Dayrate on	Dayrate on
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Current Contract (3)	Previous Contract (3)	Estimated Out of Service Days (4)
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Swamp Barges (1)

Hibiscus	(6), (15)			1979/1993	25	20,000	Indonesia	Total	Oct-07	Dec-12	73,000	74,000	—	—	—	—

Fixed-Price Options (10)
High Specification Floater: Ultra-Deepwater

Deepwater Expedition		ship	«	1999	8,500	30,000	TBA	TBA	Nov-14	Jul-15	695,000	650,000
							TBA	TBA	Jul-15	Mar-16	695,000	695,000
							TBA	TBA	Mar-16	Nov-16	695,000	695,000
GSF Jack Ryan		ship	«	2000	10,000	35,000	Nigeria	Total	Oct-13	Oct-14	425,000	425,000

High Specification Floater: Harsh Environment

Transocean Barents	(6),(7),(27)	semi	«	2009	10,000	30,000	NNS	DNO	Oct-14	Jul-16	561,000	570,000
Transocean Spitsbergen	(6), (7), (26)	semi	«	2010	10,000	30,000	NNS	Statoil	Jul-13	Jul-15	543,000	501,000
							NNS	Statoil	Jul-15	Jul-17	543,000	543,000
Transocean Leader	(6), (7), (29)	semi		1987/1997	4,500	25,000	NNS	Statoil	Mar-15	Mar-16	409,000	409,000
Paul B. Loyd, Jr.	(6), (7)	semi		1990	2,000	25,000	UKNS	BP	Mar-13	Jun-13	345,000	345,000
							UKNS	BP	Jun-13	Sep-13	345,000	345,000
Transocean Arctic	(6), (7)	semi		1986	1,650	25,000	NNS	Rig Management Norway	Feb-14	Aug-14	419,000	415,000
							NNS	Rig Management Norway	Nov-14	Mar-15	419,000	419,000

Midwater Floaters

Sedco 711	(7)	semi		1982	1,800	25,000	UKNS	ADTI	May-12	May-12	See Footnote 9	See Footnote 9
Transocean Searcher	(6), (7)	semi		1983/1988	1,500	25,000	NNS	BG	Jun-14	Dec-15	394,000	394,000
Transocean Winner	(6), (7)	semi		1983	1,500	25,000	NNS	Marathon	Oct-13	Aug-14	456,000	456,000

High Specification Jackups

GSF Galaxy III	(6), (7)			1999	400	30,000	UKNS	Nexen	Jan-13	Jul-13	148,000	148,000
GSF Monarch	(6)			1986	350	30,000	Denmark	Maersk Oil	Jul-12	Nov-12	92,000	94,000
							Denmark	Maersk Oil	Nov-12	Mar-13	92,000	92,000
							Denmark	Maersk Oil	Mar-13	Jul-13	92,000	92,000
GSF Monitor				1989	350	30,000	Ivory Coast	Rialto Energy	May-12	Jul-12	118,000	118,000
GSF Magellan				1992	350	30,000	Nigeria	ExxonMobil	Nov-12	May-13	160,000	143,000

Standard Jackups

Harvey H. Ward				1981	300	25,000	Indonesia	Pertamina	May-13	Nov-13	97,000	97,000
Trident VIII	(23)			1981	300	21,000	Gabon	Perenco	Mar-13	Sep-13	Footnote 23	96,000

Revenue Efficiency

Revenue Efficiency is defined as actual contract drilling revenue divided by the highest amount of total contract drilling revenue which could have been earned during the relevant period(s) expressed as a percentage.  Revenue Efficiency measures how much revenue we have earned against our maximum potential revenue per the contract.  Revenue Efficiency does not apply during Out of Service Days (Shipyard, Mobilizations, Demobilizations, Contract Preparation). The following table has been restated for Caspian Sea discontinued operations.

	Q4 2011 Actual	Q3 2011 Actual	Q2 2011 Actual	Q1 2011 Actual	Q4 2010 Actual	Q3 2010 Actual	Q2 2010 Actual	Q1 2010 Actual
Ultra Deepwater	89.5%	86.4%	89.3%	85.3%	86.1%	86.5%	89.1%	92.2%
Deepwater	88.1%	87.7%	93.9%	88.2%	88.6%	90.1%	92.8%	89.7%
Harsh Environment Floaters	98.0%	94.4%	98.4%	99.2%	96.1%	96.4%	96.9%	94.8%
Midwater Floaters	94.2%	90.8%	91.9%	93.6%	85.0%	96.2%	93.9%	94.7%
High Specification Jackups	94.3%	97.3%	95.6%	95.1%	97.7%	93.3%	98.9%	92.5%
Standard Jackups	96.4%	98.2%	98.4%	97.7%	98.9%	96.4%	97.3%	97.1%
Others	98.6%	99.5%	97.6%	99.0%	96.1%	99.6%	98.5%	99.5%
Total Fleet	91.9%	89.5%	92.1%	90.0%	88.7%	91.8%	92.8%	93.2%

Estimated Contract Drilling Revenue can be calculated as:			Paid Days on Contract * Average Contract Dayrate * Revenue Efficiency

Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.
(2)

Estimated Contract Start and Estimated Expiration Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on May 4, 2011 will be reported as commencing in April 2011) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on May 24, 2011 will be reported as commencing in May 2011). Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)

Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Customer Contract Duration and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4)

The out of service time represents those days where a rig is scheduled to be out of service and not be available to earn an operating dayrate. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation)” section of the Disclaimers & Definitions for a full description.

(5)	Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.
(6)	Reflects the current contracted dayrate which could reflect prior cost escalations and could change in the future due to further cost escalations.
(7)	Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.
(8)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.
(9)

For the period of time that this rig is contracted to Applied Drilling Technology International, the drilling management services division of the company’s U.K. operating subsidiary, or Applied Drilling Technology Inc., the company’s U.S. drilling management services subsidiary, accounting rules require that we eliminate the revenues and costs related to those contracts from the contract drilling segment of the consolidated statement of operations. Revenues from turnkey contracts will be recognized in other revenues and are contingent upon successful completion of the well program.

(10)

Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(11)

We have been awarded a five-year drilling contract by Chevron which requires the construction and operation of a Keppel FELS Super B Class Jackup named Transocean Siam Driller. Operations are expected to commence during the first quarter of 2013, after shipyard construction followed by sea trials, mobilization to Thailand and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first 36 months of the contract, the contract dayrate is $135,000, excluding escalation. The dayrate may be adjusted for the remaining 24 months based on market dayrates within specific parameters.

(12)

We have been awarded a three-year drilling contract by Chevron which requires the construction and operation of a Keppel FELS Super B Class Jackup named Transocean Andaman. Operations are expected to commence during the first quarter of 2013, after shipyard construction followed by sea trials, mobilization to Thailand and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The contract dayrate is $145,000, excluding escalation.

(13)

Chevron has awarded Transocean Honor a three year contract in Angola. Drilling operations are expected to commence early in the second quarter of 2012, after shipyard construction followed by sea trials, mobilization to Angola and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The contract dayrate is $149,000, excluding escalation.

(14)

Until August 2012, the contract dayrate is $469,000, subject to cost escalation. The dayrate for the remainder of the contract is linked to the standard West Texas Intermediate crude oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000, subject to cost escalation.

(15)	The rig is owned by a joint venture in which the company owns less than a 100 percent interest. Dayrate reflects 100 percent of the contract rate.
(16)

The customer may elect to have the operating dayrate for the last five years of the contract fluctuate based on crude oil price with a floor of $458,250 corresponding to a crude oil price of less than or equal to $50 per barrel, and a ceiling of $558,250 corresponding to a crude oil price of $100 per barrel or greater.

(17)	This period represents the mobilization from Romania/Black Sea to USGOM with a base dayrate of $640,000.
(18)	Dayrate is fixed for first 6 months then subject to quarterly adjustment based on market dayrates within specific parameters.
(19)	Dayrate subject to annual adjustment based on market dayrates within specific parameters.
(20)	Dayrate excludes tax amounts, to be determined, for which Transocean will be reimbursed.
(21)

While the customer has the option to add any out of service days to the end of the contract, the Estimated Expiration Date does not reflect any extension due to this option until actually exercised by the customer.

(22)	Roger W. Mowell, Trident 17, and GSF Adriatic II were classified as held for sale and will no longer be included in the Fleet Status Report
(23)

The customer has the option to extend the contract for an additional six month period at any time prior to October 30, 2012 at a dayrate with a floor of $85,000 and a ceiling of $130,000, to be mutually agreed upon between us and the customer at the time of exercise.

(24)

We have been awarded a five-year drilling contract by Chevron which requires the construction and operation of a Keppel FELS Super B Class Jackup named Transocean Ao Thai. Operations are expected to commence during the fourth quarter of 2013, after shipyard construction followed by sea trials, mobilization to Thailand and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first 36 months of the contract, the contract dayrate is $135,000, excluding escalation. The dayrate may be adjusted for the remaining 24 months based on market dayrates within specific parameters.

(25)	Construction of the DSME 12000 Drillship TBN1 and DSME 12000 Drillship TBN2 is expected to be completed in the first and second quarter of 2014 followed by sea trials and mobilization.
(26)	Dayrate excludes additional premiums for parallel operations at well centers, dynamic position operations and operations in water depths greater than 500 meters.
(27)

Dayrate excludes additional premiums for parallel operations at well centers, dynamic position operations and HPHT operations. Reduced dayrate will apply up to a maximum of 200 days for operation in water depths less or equal to 500 meters.

(28)	The contract guarantees a minimum of 240 days at this dayrate which applies for drilling HPHT wells. The dayrate will become $265,000 if the rig drills standard wells.
(29)

As a result of the requirement for third party certification of well control equipment on rigs operating in the U.S. Gulf of Mexico, and potential future requirements imposed by our customers, other regulators, and industry standards, Transocean preemptively embarked on a well control equipment certification program in 2010. We have acquired third party certification of well control equipment on 30 of our 63 active floaters, including 18 of 27 of our ultra deepwater rigs. All of the rigs currently operating in the Gulf of Mexico have been certified to meet existing regulatory and customer requirements. Rigs that move between locations or customers may require additional well control equipment certification even if the rigs meet Transocean’s certification program, current customer or regulatory requirements. In 2012, the following rigs are planned to conduct extensive well control equipment overhaul during their out of service period: GSF Rig 140, Trident 16, Transocean Prospect, Actinia, Sedco 707, and Transocean Leader.

Stacked Rigs

Rig Type/Name	Start Date
Deepwater (5)

Discoverer 534	6/16/2011
Sedco 709	Prior to 2010
Transocean Richardson	3/15/2011
Jim Cunningham	5/13/2010
Sovereign Explorer	11/1/2010

Midwater Floaters (7)

Sedco 700	Prior to 2010
C. Kirk Rhein, Jr.	Prior to 2010
GSF Aleutian Key	1/9/2010
Sedco 703	Prior to 2010
Sedco 712	Prior to 2010
Sedco 601	4/9/2011
J.W. McLean	4/13/2011

Standard Jackups (14)

GSF Key Singapore	10/21/2010
GSF Adriatic VI	Prior to 2010
GSF Adriatic VIII	7/3/2010
D.R. Stewart	8/7/2010
GSF Adriatic I	Prior to 2010
GSF Adriatic V	Prior to 2010
GSF Rig 134	5/3/2010
Interocean III	Prior to 2010
Randolph Yost	9/15/2010
Trident IV-A	Prior to 2010
GSF High Island V	Prior to 2010
GSF Rig 103	Prior to 2010
GSF Rig 127	Prior to 2010
Trident VI	Prior to 2010

Stacked and Idle rigs detailed above are not currently operating on contract.  Start date denotes when rig commences idle or stacked status.

An “Idle” rig is between contracts, readily available for  operations, and operating costs are typically at or near normal levels.  A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity.  However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.

DISCLAIMERS & DEFINITIONS

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.  The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Demobilizations,Contract Preparation). Changes in estimated out of service time are noted where changes in the time Transocean anticipates that a rig is scheduled to be out of service and not be available to earn an operating dayrate have changed by a period of 15 days or longer for all rig classifications since the previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report.  The changes to estimated out of service time included in this Fleet Status may not be firm and could change significantly based on a variety of factors.  Any significant changes to our estimates of out of service time will be reflected in subsequent Monthly Fleet Updates and Comprehensive Fleet Status Reports, as applicable.

Contract Preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements.  Shipyards refers to periods during which the rig is out of service as a result of other scheduled shipyards, surveys, repairs, regulatory inspections or other scheduled service or work on the rig.

In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary  contract term of the drilling project, although such compensation is not typically significant in relation to the revenues generated by the dayrates we charge our customers.   When mobilization or demobilization occurs during a contract period, we recognize revenues as earned.  In instances where mobilization or demobilization time occurs before or between the start of a contract period, the stated estimated contract start date represents the expected commencement date for the primary contract term of the drilling project and the point at which we expect to begin recognizing revenues.

Forward-Looking Statement.  The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classification. Transocean uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of seven of the company’s premium harsh environment rigs, the semisubmersibles Transocean Barents, Transocean Spitsbergen, Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.  The jackup fleet is subdivided into two categories; “High Specification” which consists of harsh environment and high performance jackups and “Standard”.

Stacking.  An “Idle” rig is between contracts, readily available for  operations, and operating costs are typically at or near normal levels.  A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity.  However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.